UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2011

01-34219

(Commission File Number)

CASUAL MALE RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-2623104
(State of Incorporation)	(IRS Employer Identification Number)

555 Turnpike Street, Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 828-9300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On August 4, 2011, Casual Male Retail Group Inc. (the “Company”) held its Annual Meeting. The Company had 48,460,485 shares of common stock outstanding on June 13, 2011, the record date for the Annual Meeting. At the Annual Meeting, holders of 44,927,732 shares of the Company’s common stock were present in person or represented by proxy. Set forth below are the matters submitted at this meeting by the Board of Directors to a vote of stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors.

The Company’s stockholders elected eight directors to hold office until the 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The results of the voting were as follows:

Directors	Votes FOR	Votes WITHHELD	Broker Non-Votes
Seymour Holtzman	38,056,658	2,067,321	4,803,753
David A. Levin	38,499,733	1,624,246	4,803,753
Alan S. Bernikow	39,400,231	723,748	4,803,753
Jesse Choper	36,313,772	3,810,207	4,803,753
John E. Kyees	39,680,010	443,969	4,803,753
Ward K. Mooney	39,600,906	523,073	4,803,753
George T. Porter, Jr.	38,425,945	1,698,034	4,803,753
Mitchell S. Presser	39,402,431	721,548	4,803,753

Proposal 2: Advisory Vote on Compensation of Named Executive Officers.

The compensation of the Company’s named executive officers was approved by a non-binding advisory vote based upon the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes

39,615,571	496,053	12,354	4,803,754

Proposal 3: Advisory Vote on the Frequency of Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers.

Stockholders recommended, by a non-binding advisory vote, for the “one-year” option with respect to holding advisory votes on the compensation of the Company’s named executive officers:

Every 1 Year	Every 2 Years	Every 3 Years	Votes ABSTAINED	Broker Non-Votes

37,537,071	43,688	2,526,262	16,958	4,803,753

Proposal 4: Ratification of Appointment of Independent Registered Public Accountants.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending January 28, 2012 was ratified based on the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAINED

43,506,564	1,391,772	29,396

Consistent with the recommendation of the Board of Directors and the outcome of the non-binding advisory vote of the stockholders on the frequency of an advisory vote on executive compensation, the Company has determined it will include a non-binding advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASUAL MALE RETAIL GROUP, INC.

By: /s/ Dennis R. Hernreich
Name: Dennis R. Hernreich
Title: Executive Vice President and Chief Financial Officer

Date: August 10, 2011